UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2005

Entegris, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-30789	41-1941551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lyman Boulevard, Chaska, MN	55318
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 952-556-3131

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 16, 2005, Entegris, Inc. (Entegris) issued a press release announcing its financial results for its third quarter ended May 28, 2005. A copy of this press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On June 16, 2005, Entegris, Inc. (Entegris) issued a press release announcing its financial results for its third quarter ended May 28, 2005. A copy of this press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger transaction involving Entegris and Mykrolis Corporation (Mykrolis), Entegris, Mykrolis and Eagle DE, Inc. (a newly formed corporation that will merge with Entegris to effect the reincorporation of Entegris in the State of Delaware in connection with the proposed transaction) have filed a joint proxy statement/prospectus with the Securities and Exchange Commission. A registration statement on Form S-4 also has been filed with the SEC. Security holders of each company and other investors are urged to read the registration statement and the joint proxy statement/ prospectus (including any amendments or supplements to the joint proxy statement/prospectus) regarding the proposed transaction because they contain important information about Entegris, Mykrolis and the proposed transaction. Stockholders may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Entegris and Mykrolis, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the registration statement and the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Entegris, 3500 Lyman Blvd, Chaska, MN 55318, Attention: Investor Relations Dept., telephone: (952) 556-8080, or at irelations@entegris.com or to Mykrolis, 129 Concord Road, Billerica, MA 01821, Attention: Investor Relations Dept., telephone (978) 436-6500, or at investor_relations@mykrolis.com. In addition, investors and security holders may access copies of the documents filed with the SEC by Entegris on Entegris’ website at www.entegris.com, and investors and security holders may access copies of the documents filed with the SEC by Mykrolis on Mykrolis’ website at www.mykrolis.com.

Participants in Solicitation

Entegris, Mykrolis and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Entegris’ directors and executive officers is available in its Form DEF 14A filed with the SEC by Entegris on December 15, 2004 and in its Form 10-K filed with the SEC on November 12, 2004, and information regarding Mykrolis’ directors and executive officers is available in its Form DEF 14A filed with the SEC by Mykrolis on March 26, 2004 and in its Form 10-K filed with the SEC on March 11, 2005 (as amended by Form 10-K/A filed with the SEC on April 14, 2005). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1	Press Release issued by Entegris, Inc. dated June 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entegris, Inc.

Date: June 16, 2005

/s/ John D. Villas
John D. Villas Chief Financial Officer